Exhibit 10.47

TRA.0416-05/N

EMPRESA MINERA DEL CENTRO DEL PERÚ S.A.

GSG-OLP-C-177-2003

LEASE AGREEMENT

WITNESSETH HEREBY the Lease Agreement entered into by and between Empresa Minera del Centro del Perú S.A. – CENTROMÍN PERÚ S.A., identified by Tax ID Number (RUC) 20100176531, and registered office at Av. Javier Prado Este 1975, San Borja, acting by and through its General Manager, Juana Rosa DEL CASTILLO VALDIVIA, identified by National Identity Card (DNI) 105513338, as per the power of attorney entered in Electronic Item 11009323 of the Registry of Companies in and for Lima, hereinafter referred to as CENTROMÍN, and Minera Perú Copper Syndicate S.A. with Tax ID Number (RUC) 20506675457 and registered office at Calle Morelli 109, 5to Piso, San Borja, acting by and through its Exploration Manager, Ángel ÁLVAREZ ANGULO, identified by National Identity Card (DNI) 07276927, as per the power of attorney entered in Entry C 00002 of Electronic Item 11532703 of the Registry of Companies in and for Lima, hereinafter referred to as THE LESSEE, in the following terms and conditions:

CLAUSE ONE: RECITALS

Through Letter GE-EXP-PRY-011-2003 dated July 14, 2003, Empresa Minera Perú Copper Syndicate S.A. requested Centromín Perú S.A. to be granted in lease several movable and immovable property located in the Tuctu-Morococha residential area.

Through Agreement 44-2004 of its Board of Directors, CENTROMÍN authorized that a Lease Agreement be entered into for the immovable property located in the Tuctu-Morococha residential area including the movable property found in each immovable property unit, according to the terms and conditions set forth herein.

CLAUSE TWO: DESCRIPTION OF THE IMMOVABLE PROPERTY

CENTROMÍN is the owner of the following immovable property, as set forth in Exhibit I attached hereto:

Description	Total area in m2
House 09	246.68
House 10	153.12
House 11	105.78
House 12	171.70
House 13	173.69
House 14	127.17
House 15	175.05
House 17	113.85
Departments A1, A2, A3	135.00
Department F (School)	93.35
Former Bowling	132.38

The foregoing immovable property located in the residential area of Tuctu, District of Morococha, Province of Yauli, La Oroya, Department of Junín, is vacant and in good state of repair.

Each property unit includes several movable properties in good state of repair described in Exhibit 2 which are enclosed hereto and form an integral part of this Agreement.

CLAUSE THREE: PURPOSE

CENTROMÍN hereby grants MINERA PERU the lease of the immovable property described in Clause Two including the movable property described in Exhibit 2 for exclusive use as administrative offices and/or places of residence by MINERA PERU.

CLAUSE FOUR: TERM

The term of this Agreement shall be six (6) months as from August 1, 2003 and hall expire automatically on January 11, 2003 without the need of a prior notice. This term can be renewed prior written agreement of the parties.

CLAUSE FIVE: RENTAL AMOUNT

The monthly rental amount is S/.2,600 (Two Thousand Six Hundred Nuevos Soles) excluding VAT.

It should be indicated that the rental amount includes the use of the movable property described in Exhibit 2.

The monthly rental amount shall be paid in advance within the first seven (7) business days of each month, prior reception of the respective bill. The failure to make timely payment of the rental amount shall give rise to default TAMN (Lending Interest Rate in Local Currency) for each day in arrears, irrespective of the termination effect that such default may give rise to.

In addition, MINERA PERU shall assume the obligations described in Clause Six of this Agreement.

CLAUSE SIX: OBLIGATIONS OF MINERA PERÚ

6.1	MINERA PERÚ is entitled to refurbish and/or remodel the immovable property subject matter of this Agreement without this implying modifications to the structures, windows, doors and others that may alter and the structure and the purpose of the immovable property.

6.2	In case of destruction and/or deterioration of the movable and immovable property described in Exhibit 2, MINERA PERÚ undertakes to restore, repair or restitute its economic value prior to the date of expiration of this Agreement and/or return of such property.

6.3	The electricity, drinking water, telephone, and surveillance bills as well as the municipal taxes, and the maintenance and other costs of similar nature of the immovable property described in Clause Two shall be to the account MINERA PERÚ.

MINERA PERÚ shall be in charge of the payment of the surveillance of the entire housing, hotel, dining hall and other infrastructure of the Tuctu residential area contracted by CENTROMÍN. Consequently, MINERA PERÚ shall pay to CENTROMÍN on this account the monthly amount of S/.1,378.10 including VAT.

6.4	MINERA PERÚ undertakes to comply with the obligations set forth in Article 1682 of the Civil Code, with the exception of Point 8 of such provision.

CLAUSE SEVEN: OBLIGATIONS OF CENTROMÍN

7.1	To give MINERA PERÚ the use of the property during the term of this Agreement.

7.2	To assume the payment of the Property Tax.

CLAUSE EIGHT: DELIVERY OF THE PROPERTY

MINERA PERÚ shall receive the immovable property subject matter of this Agreement in the conditions described in Exhibit 1 attached hereto.

MINERA PERÚ shall also receive the movable property described in Exhibit 2 attached hereto.

The return of the movable and immovable property shall be made in the same conditions as was received other than for the normal wear and tear.

CLAUSE NINE: REPRESENTATION

MINERA PERÚ represents that it receives a complete set of keys belonging to the interior and exterior doors of the immovable property of the lease, which it undertakes to return at the end of the Agreement. MINERO PERÚ also represents that it receives the movable and immovable property in operating and use conditions.

CLAUSE TEN: PROHIBITION TO SUB-LEASE

MINERA PERÚ may not sub-lease all or part of the immovable and immovable property subject matter of this Agreement.

CLAUSE ELEVEN: GROUNDS FOR TERMINATION

The failure to fulfill any of the obligations and/or prohibitions set forth herein shall constitute grounds for the automatic termination of this Agreement pursuant to Point 5, Article 1697 of the Civil Code.

CLAUSE TWELVE: EXPENSES AND TAXES

The parties agree that MINERA PERÚ will assume all expenses and taxes that the granting and execution of this Agreement may give rise to, except as stipulated in Sub-Point 7.2 herein.

CLAUSE THIRTEEN: JURISDICTION AND COMMUNICATIONS

Any discrepancies with respect to the interpretation and/or scope of this Agreement shall be settled directly and harmoniously between the parties. If not possible, the parties submit to the competence and jurisdiction of the Court of Appeals in and for Lima.

Any communications and notices exchanged between the parties as a consequence of the execution of this Agreement should be served at the first above written addresses. Any change of domicile by any of the parties shall be effective as from the time a written communication of the respective change is received by the other party.

CLAUSE FOURTEEN: SUPPLEMENTARY APPLICATION OF THE LAW

The parties submit to the provisions of the Civil Code with respect to any matter not set forth in this Agreement.

IN WITNESS HEREOF, and as an expression of their full agreement with each and every one of the clauses of this Agreement, the parties hereunto set their hands in two (2) counterparts all of the same tenor in the city of Lima on September 30, 2003.

CENTROMÍN PERÚ S.A.	THE LESSEE
(by) (signed)	(by) (signed)
Juana Rosa Del Castillo Valdivia	Angel Álvarez Angulo
General Manager	Exploration Manager

(signed)

Jorge Roberto Velit Sardón

Attorney-at-Law

Lima Bar Association Register Number 26541

EXHIBIT 1

The following are the houses and departments located in Tuctu, Morococha that have been assigned to MINERA PERÚ COPPER SYNDICATE S.A.:

House 9

House 10

House 11

House 12

House 13

House 14

Department F (School)

Departments A

House 15

House 17

House Former Bowling

(illegible signature)

IH/MA/MCP

270416K5.20

EXHIBIT 2

HOUSES AND RESIDENCES

	User			House 9

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
1		1	EA	Fireplace coal metal shove1		F	Living room
2	MES-004179	1	EA	Round wood table, natural finish		F	Living room
3	MES-004175	1	EA	Round wood table, natural finish (unassembled)		P	Living room
4	MES-004172	1	EA	Oval wood table, natural finish		F	Living room
5	SIL-004326	1	EA	Metal chair, beige upholstery		F	Living room
6	BCC-S/N	1	EA	Metal bed (white)		F	Bedroom-1
7		1	EA	Light blue rug		F	Bedroom-2	4.80x4.50m
8	BCC-4059	1	EA	Metal twin-size bed (white)		F	Bedroom-2
9		1	EA	Twin-size orthopedic mattress, w/ pillow	Drimer	F	Bedroom-2
10		1	EA	Bedspread		F	Bedroom-2
11		1	EA	Blanket (Cinnamon color)		F	Bedroom-2
12	BCC-4101	1	EA	Wood twin-size bed		F	Bedroom-2
13		1	EA	Twin-size mattress w/ pillow	Paraiso	F	Bedroom-2
14		1	EA	Bedspread		F	Bedroom-2
15		1	EA	Green blanket		F	Bedroom-2
16	JEA-S/N	1	EA	White electric heater, SE.54303	Delonghi	F	Bedroom-2
17	SIL-4327	1	EA	Metal chair, red upholstery		F	Bedroom-2
18	BVA-4039	1	EA	Wood night table, 1 drawer, 2 div., natural finish		F	Bedroom-2	51x46x76
19	BVA-4056	1	EA	Wood night table, 1 drawer, 2 div., natural finish		F	Bedroom-2	51x46x76
20	BEB-80744	1	EA	Built-in metal bathroom cabinet (single door w/ mirror)		F	Bathroom-corridor	51x31
21	JTB-90564	1	EA	Electric water heater (“Hechizo” brand)	CMP	F	Bathroom-corridor
22		1	EA	Gray rug		F	Bedroom-3	5.10x3.22
23	BCC-4032	1	EA	Wood twin-size bed		F	Bedroom 3
24		1	EA	Twin-size mattress, w/ pillow		F	Bedroom 3
25		1	EA	Green bedspread		F	Bedroom 3
26		2	EA	Non-allergenic blankets (light blue & black/white)		F	Bedroom
27		1	ST	Sheet set (light blue flat and fitted sheets & white pillowcase)		F	Bedroom 3
28	BCC-44052	1	EA	Twin-size white metal bed (BCC-4167A)		F	Bedroom 3
29		1	EA	Twin-size white & pink mattress, w/ pillow		F	Bedroom 3
30		1	EA	Emerald green bedspread		F	Bedroom 3
31		2	EA	Non-allergenic blankets (green & brown)		F	Bedroom 3
32		1	EA	Emerald green sheet set (flat and fitted sheets & pillowcase)		F	Bedroom 3
33	BCC-4046	1	EA	Wood twin-size bed		F	Bedroom 3
34		1	EA	Twin-size mattress (pink/white) w/pillow		F	Bedroom 3
35		1	EA	Green bedspread		F	Bedroom 3
36		1	EA	Tiger-design blanket		F	Bedroom 3
37		1	STA	White sheet set (flat and fillted sheets & pillow case)		F	Bedroom 3
38	JEA-S/N	1	EA	White electric heater, Se 54503,	DELONGHI	F	Bedroom 3
39	JEA-S/N	1	EA	White electric heater, Se 54503,	DELONGHI	F	Bedroom 3
40	SIL-4328	1	EA	Metal chair/ red upholstery	HOLIDAY	F	Bedroom 3
41	BVA-4140	1	EA	Wood single drawer night table (white) single door		F	Bedroom 3	38x38x58
42	BVA-4065	1	EA	Wood night table, 1 drawer, 1 door, dark finish		F	Bedroom 3	58x38x61
43	BEB-S/N	1	EA	Built-in metal shelf medicine cabinet		F	Bathroom
44		2	EA	Sheer curtains (beige color)		F	Bathroom
45	VOE-S/N	1	EA	Build-in wood shelves (green), 2 div., 3 doors		F	Bedroom	1.30x10.46
46		1	EA	Electric breaker	WESTINGHOUS	F	Back patio
47	DLB-080032	1	EA	Eternit sink w/ stand		F	Back patio
48	DLB-080033	1	EA	Eternit sink w/ stand		F	Back patio
49		1	EA	Power meter	G. ELECTRIC	F	Back patio
50		2	EA	General control panel, w/fuse box		F	Back patio
51		1	EA	General control panel, w/ fuse box		F	Back patio
52		1	EA	Electric water heater	HIERALSA	F	Back patio

	USER			HOUSE NO. 10

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
53		1	EA	Fireplace fuel metal container		F	Living room
54		1	EA	Red rug		F	Living room	2.00x3.00
55	BAT-004022	1	EA	Wood cupboard w/ sliding doors, varnished wood.		F	Living room	1.80x0.40x0.52
56	VOE-004172	1	EA	“L” shaped wood stand, 3 div. 2 sliding doors, natural finish		F	Living room
57	MES-090001	1	EA	Round wood table, dark finish		F	Living room
58		1	EA	Fireplace screen		F	Living room
59	SIKL-004400	1	EA	Wood chair, black upholstery		F	Living room
60	SIL-004399	1	EA	Wood chair, black upholstery		F	Living room
61	SIL-004403	1	EA	Wood chair, black upholstery		F	Living room
62	SIL-004402	1	EA	Wood chair, black upholstery		F	Living room
63		5	EA	Drapes / beige		F	Living room
64	BAT-00018	1	EA	Wood cupboard, 4 drawers, 2 doors		F	Dining room	1.27x0.52x1.04

	User			House No.10

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
65	SIL-004404	1	EA	Wood chair, white, green torn upholstery		P	Dining room
66		1	EA	Red rug		F	Bedroom	5.60x3.20
67	BCC-004104	1	EA	Double wood bed		F	Bedroom
68		1	EA	Double bed mattress		F	Bedroom
69		1	EA	Pillow		F	Bedroom
70		1	EA	Light blue bedspread, checkered		F	Bedroom
71		2	EA	Blankets, tiger design		F	Bedroom
72		1	ST	White sheet set (Flat and fitted sheets, pillowcase)		F	Bedroom
73	BCG-004105	1	EA	Wood dresser, 5 drawers, w/ mirror		F	Bedroom	1.23x0.58x0.87
74	BCG-004007	1	EA	Wood dresser, 6 drawers, white		F	Bedroom	1.04x0.51x1.15
75	BCG-004106	1	EA	Wood dresser, 4 drawers, white		F	Bedroom	1.10x0.50x1.00
76	ESC-004395	1	EA	Wood desk, 4 drawers (1 damaged) oak tint finish		F	Bedroom	1.30x0.70x0.75
77	BEB-004014	1	EA	Built-in mirror, wood frame		F	Bedroom	1.45x0.75
78	JEA-S/N	1	EA	Electric heater	DELONGHI	F	Bedroom
79		1	EA	Small electric lamp		F	Bedroom
80	SIL-004418	1	EA	Wood chair, natural finish, black upholstery		F	Bedroom
81	SIL-004472	1	EA	Wood chair, black upholstery		F	Bedroom
82	BVA-004097	1	EA	Wood night table, single drawer, 2 divisions, white.		F	Bedroom	0.50x0.45x0.76
83	BVA-S/N	1	EA	Wood night table, single door, natural finish		F	Bedroom	0.57x0.35x0.69
84	MES-004291	1	EA	Small wood table, natural finish		F	Bedroom	0.65x0.65x0.46
85	BCG-004024	1	EA	Wood dresser, 6 drawers, natural finish		F	Kitchen	1.00x0.53x1.15
86	BCG-004109	1	EA	Wood shelves, 2 levels, white		F	Kitchen	0.87x0.27x0.60
87		1	EA	Built-in wood shelves, green Formica top.		F	Kitchen	1.20x0.60
88	BRE-004072	1	EA	Built-in kitchen cabinet, 3 drawers, 3 doors, white, green Formica counter		F	Kitchen	1.40x0.54x0.92
89	BRE-004071	1	EA	Built-in white kitchen cabinet, 3 sliding doors,		F	Kitchen	2.44x0.33x0.56
90	BRE-994975	1	EA	Built-in white wood cabinet, 4 glass doors, 2 levels		F	Kitchen	1.56x.40x0.77
91	BRE-004074	1	EA	Built-in kitchen wood cabinet, 4 doors (white), green formica top		F	Kitchen	1.63x0.45x0.92
92	BRE-004073	1	EA	Built-in double sink 3-door wood kitchen cabinet, , green Formica counters.		F	Kitchen	1.68x0.55x0.92
93	BCA-004100	1	EA	White wood bench		F	Bathroom	81 x 26 x 47
94	BEB-080767	1	EA	Built-in 1 door medicine cabinet, w/ mirror.		F	Bathroom	65 x 59
95	BCG-004126	1	EA	Built-in white cabinet, 2 doors,		F	Bathroom	1.20 x 28 x 80
96	SIL-004405	1	EA	White wood chair		F	Bathroom
97	TAB-004064	1	EA	White wood stool		F	Bathroom
98	TEC-S/N	1	EA	Light blue plastic bin		F	Bathroom
99		1	EA	Gas water heater including gas cylinder	SOLEGAS	F	Bathroom
100	BRE-S/N	1	EA	Green wooden cage, 4 div., 1 door,		F	Back patio
101	DLB-080059	1	EA	Eternit sink with stand		F	Back patio
102	DLB-S/N	1	EA	Eternit sink with stand		F	Back patio
103		1	EA	Power meter	G. ELECTRIC	F	Back patio
104		1	EA	Generator control panel		F	Back patio
105		2	EA	Generator control panels, fuse box	WESTINGHOUS	F	Back patio

	Housing			House No. 11

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
106		1	EA	Fireplace oil metal container		F	Living room
107		1	EA	Fireplace coal metal shovel		F	Living room
108		1	EA	Fireplace metal protector		F	Living room
109		1	EA	Fireplace metal fork		F	Living room
110	JCB-004011	1	EA	Electric stove, 4 burners, knobs missing	G. ELECTRIC	P	Kitchen	No burners
111	BRE-004025	1	EA	Double sink built-in woodkitchen four-door cabinet (white) yellow Formica counter		F	Kitchen	1.94x0.57x0.94
112	JTB-S/N	1	EA	White electric water heater, on “Hechizo” metal stand	CMP	F	Kitchen
113	BEB-S/N	1	EA	Built-in mirror, white frame		F	Bathroom	0.93x0.57
114	VOE-S/N	1	EA	5 div wood shelves, white		F	Bathroom	1.80x1.10x0.54
115		1	EA	Generator control panel fuse box	WESTINGHOUS	F	Patio
116		1	EA	Generator control panel	BULL-DOG	F	Patio
117		1	EA	Power meter	G. ELECTRIC	F	Patio
118	DLB-S/N	1	EA	Eternit sink, with stand		F	Side Patio
119	DLB-S/N	1	EA	Eternit sink, with stand		F	Side patio

	Housing			House No. 12 (Toromocho Project Office)

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
120				Fireplace screen		F	Living room
121	ARM-S/N	1	EA	Grey metal 2 door cabinet (5.120.107.01)		F	Living room	0.90x0.45x1.84
122	ARM-S/N	1	EA	Grey metal 2 door locker		F	Living room	080.x0.55x2.00
123	VOE-4294	1	EA	Wood and glass case, 2 doors, 3 shelves, natural finish		F	Living room	1.30x0.19x1.06
124	VOE-4295	1	EA	Wood and glass case, 3 sliding doors, natural finish		F	Living room	1.30x0.19x1.06
125	ARC-S/N	1	EA	Metal filing cabinet, 4 drawers, gray & black (SGA-ATG-863)	MONFER	F	Bedroom	0.46x0.65x1.34
126	ARC-8230	1	EA	Metal filing cabinet, 4 drawers, gray	MONFER	F	Bedroom	0.46x0.65x1.34
127	ARC-S/N	1	EA	Metal filing cabinet, 4 drawers, gray (5477)		F	Bedroom	0.46x0.65x1.34
128	ARC-8206	1	EA	Metal filing cabinet, 4 drawers, gray (5489)	MONFER	F	Bedroom	0.46x0.65x1.34
129	ARC-S/N	1	EA	Metal filing cabinet, 4 drawers, gray (5492)	MONFER	F	Bedroom	0.46x0.65x1.34
130	ARC-7059	1	EA	Metal filing cabinet, 4 drawers, gray (EGE-0002)		F	Bedroom	0.46x0.65x1.34
131	BEB-80765	1	EA	Built-in metal medicine cabinet w/ mirror		F	Bathroom	03.51x0.36

	Housing			House No.12 (Toromocho Project Office)

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
132	BRE-4088	1	EA	Built-in wood kitchen cabinets, 3 div., 3 glass doors, 3 drawers, 3 doors		F	Kitchen	1.06x0.46x2.36
133	BRE-4091	1	EA	Wood cabinet, 3 doors white		F	Kitchen	1.73x0.39x0.64
134	BRE-4090	1	EA	Wood kitchen cabinet w/ double sink, 4 doors, 2 div., white, red Formica counter.		F	Kitchen	1.93x0.61x0.92
135		1	EA	Breaker box		F	Kitchen
136		1	EA	Breaker box	BULL-DOG	F	Kitchen
137	DLB-80054	1	EA	Eternit sink w/ stand		F	Patio
138	DLB-80055	1	EA	Eternit sink w/ stand		F	Patio
139		1	EA	Breaker box		F	Back patio

	Housing			House No 13- A

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
140		1	EA	Fireplace Metal broom		P	Living room
141		1	EA	Fireplace Metal coal shovel		F	Living room
142		1	EA	Fireplace screen		F	Living room
143		1	EA	Mustard yellow rug		F	Living room	4.80x4.00
144	BAT-4016	1	EA	Wood & glass cabinet, 2 sliding doors, natural finish		F	Living room	2.20x0.47x0.84
145	VOE-S/N	1	EA	Built-in fireplace wood shelves, 6 div. Dark finish		F	Living room	3.00x0.18x1.14
146	MES-4230	1	EA	Dark wood coffee table		F	Living room	0.65x0.65x0.45
147	SON-4244	1	EA	Wood arm -chair, green cushion		F	Living room
148	SON-4245	1	EA	Wood arm -chair, green cushion		F	Living room
149	SOF-4013	1	EA	Wood sofa, 4 cushions, green upholstery		F	Living room
150		1	EA	Mustard yellow rug		F	Dining room	3.00x4.00
151	ESC-4117	1	EA	Wood desk, 3 drawers, dark finish, brown Formica top		F	Dining room	1.40x0.80x0.75
152	MES-4245	1	EA	Round wood table, natural finish, varnished		F	Dining room	1.94x1.16x0.78
153	SIL-4317	1	EA	Wood chair, black upholstery		F	Dining room
154	SIL-4321	1	EA	Wood chair, black upholstery		F	Dining room
155	SIL-4389	1	EA	Wood chair, green upholstery		P	Dining room
156	SON-4217	1	EA	Wood chair w/ arm rests, black upholstery		F	Dining room
157	VOE-4157	1	EA	Wood and glass case, 1 glass door, 2 div. Natural finish		F	Dining room	1.60x0.38x1.55
158	BRA-S/N	1	EA	Built-in closet, w/ 2 metal doors, beige		F	Corridor	1.90x0.62x1.10
159		1	EA	Beige rug		F	Bedroom 1	2.40x2.00
160	BCC-S/N	1	EA	Twin-size Wooden bed		P	Bedroom 1	1 pata rota
161		1	EA	Twin-size mattress, white and pink		F	Bedroom 1
162		1	EA	Pillow		F	Bedroom 1
163		2	EA	Blankets, brown and gray		F	Bedroom 1
164		1	EA	White and light blue sheet set (Flat and fitted sheet & pillowcase)		F	Bedroom 1
165	BCG-4078	1	EA	Wood dresser, 3 drawers, varnished natural finish		F	Bedroom 1	0.63x0.51x0.82
166		1	EA	White drapes		F	Bedroom 1
167	JEA-S/N	1	EA	Electric heater S E 54503, white	DELONGHI	F	Bedroom 1
168	BRA-S/N	1	EA	Built-in closet, 2 gray metal doors		F	Bedroom 1
169	BVA-4079	1	EA	Woodnight table, 1 drawer, 2 shelves, dark finish		F	Bedroom 1	0.45x0.35x0.65
170		1	EA	Red rugr		F	Bedroom 2	3.45x2.60
171	BCC-4045	1	EA	Twin-size wood bed		F	Bedroom 2
172		1	EA	Twin-size mattress		F	Bedroom 2
173		1	EA	Pillow		F	Bedroom 2
174		1	EA	White sheet set (Flat and full sheets, pillowcase)		F	Bedroom 2
175	BCG-4075	1	EA	Wood dresser, 3 drawers, natural finish		F	Bedroom 2	0.63x0.52x0.80
176	BCG-4076	1	EA	Wood dresser, 3 drawers, natural finish		F	Bedroom 2	0.63x0.52x0.80
177		1	EA	White drapes		F	Bedroom 2
178	JEA-S/N	1	EA	Electric heater, SE 54503, white	DELONGHI	F	Bedroom 2
179	SIL-4320	1	EA	Wood chair, black upholstery		F	Bedroom 2
180	SIL-4323	1	EA	Wood chair, black upholstery		F	Bedroom 2
181	TAB-4112	1	EA	Wood stool (white)		F	Bedroom 2	0.46x0.37x0.42
182		1	EA	Green rug		F	Bedroom 3	2.20x1.40
183	BCC-4106	1	EA	Twin-size bed with wooden stand		F	Bedroom 3
184		1	EA	Twin-size mattress, pink and white		F	Bedroom 3
185		1	EA	Pillow		F	Bedroom 3
186		1	EA	Bedspreadr		F	Bedroom 3
187		3	EA	Tiger design blankets	STA. CATALINA	F	Bedroom 3
188		1	EA	Sheet set (Flat and fitted sheets, pillowcase)		F	Bedroom 3
189	BCG-4077	1	EA	Wood dresser, 6 drawer, natural finish		F	Bedroom 3	1.37x0.51x0.82
190		1	EA	White drapes		F	Bedroom 3
191	JEA-S/N	1	EA	Electric heater, SE 54503, white	DELONGHI	F	Bedroom 3
192	JEA-S/N	1	EA	Table lamp		F	Bedroom 3
193	BRA-S/N	1	EA	Built-in closet, 4 metal doors, beige		F	Bedroom 3
194	SIL-4318	1	EA	Wood chair, black upholstery		F	Bedroom 3
195	SON-4226	1	EA	Wood chair w/ arm rests, black upholstery		F	Bedroom 3
196		1	EA	White towel		F	Bedroom 3
197	BVA-4080	1	EA	Wood nightable, 1 drawer, 1 door, dark finish		F	Bedroom 3	0.52x0.38x0.60
198		1	EA	Beige rug		F	Bedroom 4	3.60x3.50
199	BCC-4095	1	EA	Wood Double bed		F	Bedroom 4
200		1	EA	Double Bed mattress		F	Bedroom 4
201		1	EA	Pillow		F	Bedroom 4
202		1	EA	Satin bedspread		F	Bedroom 4
203		3	EA	Non-allergenic Tiger blankets	STA. CATALINA	F	Bedroom 4
204		1	EA	White sheet set (Flat and filtted sheets, pillowcase)		F	Bedroom 4

	Housing			House No 13- A

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
205	BCG-90277	1	EA	Wood dresser, 1 drawer, 3 div. Light green		F	Bedroom 4	0.76x0.43x1.05
206	BCG-4073	1	EA	Wood dresser, 6 drawers. Dark finish		F	Bedroom 4	0.50x1.50x0.82
207		2	EA	White drapes		F	Bedroom 4
208	BEB-4016	1	EA	Wood framed (beige) mirror		F	Bedroom 4	1.45x0.74
209	JEA-S/N	1	EA	Electric heater 54503 white	DELONGHI	F	Bedroom 4
210	JLA-S/N	1	EA	Table lamp		F	Bedroom 4
211	BRA-S/N	1	EA	Built-in closet, 4 metal sliding doors, beige		F	Bedroom 4
212	SON-4225	1	EA	Wood armchair., black upholstery		F	Bedroom 4
213	BVA-4078	1	EA	Nigh table, I drawer 1 door, dark brown		F	Bedroom 4	0.37x0.53x0.51
214	BAT-4009	1	EA	White cabinet, 3 drawers, mirror		F	Bathroom 4	1.12x0.54x0.62
215	BEB-S/N	1	EA	Built-in, metal medicine cabinet, w/ mirror		F	Bathroom 4	0.54x0.63
216	BCG-4072	1	EA	Wood dresser, 5 drawers, natural finish		F	Bathroom 4	1.69x0.51x0.87
217		1	EA	White curtains		F	Bathroom 4
218	JLA-S/N	1	EA	Fitted white ceramic lamp,		F	Bathroom 4
219		1	EA	White towel		F	Bathroom 4
220	BVA-4076	1	EA	Wood night table, 1 drawer 2 shelves, white		F	Bathroom 4	0.46x0.36x0.77
221	ARM-4606	1	EA	Wooden closet, 2 doors		F	Kitchen	0.83x0.37x1.23
222	BCC-S/N	1	EA	Metal double bed w/ sommier (Unassembled).		P	Kitchen
223	JEB-80271	1	EA	Kitchen exhaust fan		F	Kitchen
224	JCB-4016	1	EA	4-burner electric stove, (missing parts)	G. ELECTRIC	P	Kitchen	No burners
225		1	EA	Crib mattress (torn)		P	Kitchen
226	BCI-4029	1	EA	Wood crib (white), unassembled		P	Kitchen
227	JLA-S/N	1	EA	Floor lamp, metal gold-brown toned		P	Kitchen
228	JLA-4022	1	EA	Floor lamp, metal gold black		P	Kitchen
229	JLA-4023	1	EA	Floor lamp, metal gold black		P	Kitchen
230	MES-4251	1	EA	Wood table, green Formica top		F	Kitchen	1.88x8.94x8.76
231	BRE-4044	1	EA	Wood kitchen cabinet, 21sliding door, white		P	Kitchen	0.91x0.28x0.76
232	BRE-4040	1	EA	Built-in wood kitchen cabinet, 2 door, 3 shelves, white		F	Kitchen	2.58x0.28x0.76
233	BRE-85375	1	EA	Wood kitchen cabinet, 2 door, white		F	Kitchen	0.83x0.46x1.00
234	BRE-4046	1	EA	Wood kitchen cabinet, 3 drawers, 3 doors, white green formica top.		F	Kitchen	1.28x0.40x0.90
235	BRE-4041	1	EA	Built-in wood kitchen cabinet, 9 drawers, 3 doors, white green formica countertop,		F	Kitchen	2.55x0.65x0.92
236	BRE-4043	1	EA	Wood kitchen cabinet, w/ sink, 1 drawer 3 doors, white, green formica counter		F	Kitchen	1.69x0.64x0.92
237	BRE-4042	1	EA	Built-in metal cabinet, 4 doors, white		F	Kitchen	1.38x0.33x0.76
238	SIL-4324	1	EA	Wood chair, black upholstery		F	Kitchen
239	SIL-4325	1	EA	Metal chair, tan upholstery		F	Kitchen
240	BCA-4186	1	EA	Wooden bench (white)		F	Bathroom	0.46x0.37x0.42
241	BEB-S/N	1	EA	Built-in medicine metal cabinet, single door, 1 mirror,		F	Bathroom	0.52x0.36
242		1	EA	Green plastic shower curtain		F	Bathroom
243	TAC-S/N	1	EA	Gray plastic bin		P	Bathroom
244		1	EA	Power meter	TINEPAR	F	Back patio
245		1	EA			P	Back patio
246		1	EA	Breaker box	WESTINGHOUSE	F	Back patio
247		1	EA	Breaker box	BULL-DOG	F	Back patio
248	JTB-90577	1	EA	Electric water heater	CMP	F	Back patio

	HOUSING			HOUSE No. 13- B

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
249	MES-4250	1	EA	Beige Curtains (beige)		F	Living room
250	SON-4232	1	EA	Dark wood coffee table		F	Living room	0.61x1.22x0.40
251	SON-4233	1	EA	Woodsofa, 2 pastel blue cushions,		F	Living room
252	SON-4234	1	EA	Wood sofa w/ arm rests, 2 pastel blue cushions		F	Living room
253	BAT-4015	1	EA	Wood sofa w/ arm rests, 2 pastel blue cushions		F	Living room
254	BCC-4033	1	EA	Wood dining room buffet, 4 drawers, dark finish		F	Bedroom	0.62x0.45x0.72
255		1	EA	Twin-size wood bed		F	Bedroom
256	BCC-4173	1	EA	Twin-size mattress, pink & white		F	Bedroom
257		1	EA	Twin-size wood bed		F	Bedroom
258	BCG-S/N	1	EA	Orthopedic mattress for twin-size bed	PARAISO	F	Bedroom
259		1	EA	Light blue wood dresser, 6 drawers		F	Bedroom	1.05x0.52x1.16
260		1	EA	Green plastic shower curtain		F	Bedroom
261		1	EA	Beige drapes		F	Bedroom
262	VOE-S/N	1	EA	Built-in melamine shelving, 4 div. 2 drawers, 2 doors, white		F	Bedroom	0.95x0.38x2.05
263	VOE-S/N	1	EA	Built-in melamine shelving, 4 drawers 2 doors, white		F	Bedroom	0.98x0.64x2.25
264	JEA-S/N	1	EA	Electric heater SE 54503, white	DELONGHI	F	Bedroom
265	SON-4227	1	EA	Wood arm chair, black upholstery		F	Bedroom
266	TAA-S/N	1	EA	Built-in white melamine ironing board		F	Bedroom	0.97x0.60
267		1	EA	Maroon wall-to-wall carpeting (in living room and bedroom)		F	Bedroom
268	BVA-4073	1	EA	Wood night table		F	Bedroom	0.54x0.38x0.62

	HOUSING			House No. 14 TOROMOCHO PROJECT OFFICE

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
269	BCG-4054	1	EA	Wood bureau, 6 drawers, dark brown		F	Admin. Office
270		1	EA	Drapes (various sizes)		F	Admin. Office
271	ESC-4100	1	EA	Metal desk, 3 drawers,		F	Admin. Office
272	ESC-S/N	1	EA	Wood desk, 4 drawers, gray		F	Admin. Office
273	VOE-S/N	1	EA	Wood shelves, glass door, 4 div,		F	Admin. Office
274	JEA-S/N	1	EA	Electric heater, (white)	DELONGHI	F	Admin. Office
275	MES-4166	1	EA	Half-moon shaped wood center table, 2 shelves, natural finish		F	Admin. Office

	Housing			House No. 14 TOROMOCHO PROJECT OFFICE

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
276	SIL-S/N	1	EA	Wood Chair, brown upholstery		F	Admin. Office
277	SIL-2477	1	EA	Office chairs, mustard yellow upholstery		F	Admin. Office
278	SIL-0495	1	EA	Metal chair, orange upholstery		F	Admin. Office
279	SON-S/N	1	EA	Wood sofa, blue upholstery		F	Admin. Office
280	SON-S/N	1	EA	Wood sofa, blue upholstery		F	Admin. Office
281	TTA-4284	1	EA	Telephone, rotary dial	FETSA	F	Admin. Office
282	BVA-4028	1	EA	Night table, 1 drawer, 1 door, dark brown		F	Admin. Office
283	JEA-4300	1	EA	Electric heater	APIN	P	Closet
284	BCG-4025	1	EA	Wood dresser, 5 drawers, 2 doors, varnished		F	Blueprints Office
285		1	EA	Drapes		F	Blueprints Office
286	BCM-0029	1	EA	Open frame (black & white photograph)		F	Blueprints Office
287	ESC-3105	1	EA	Wood desk, 4 drawers, dark brown		F	Blueprints Office
288	VOE-S/N	1	EA	Wood shelving, 2 glass doors, 2 div, white		F	Blueprints Office
289	VOE-4131	1	EA	Wood shelving, 3 div, 2doors, dark finish		F	Blueprints Office
290		1	EA	Fireplace coal shovels		F	Blueprints Office
291	MES-13005	1	EA	Wood table (white), brown Formica top		F	Blueprints Office
292		1	EA	Fireplace screen		F	Blueprints Office
293	SIL-S/N	1	EA	Wood chair, green upholstery (torn)		P	Blueprints Office
294	ARC-7298	1	EA	Survey maps filing metal cabinet, 5 drawers, gray		F	Archives office
295	ARC-7300	1	EA	Survey maps filing metal cabinet, 5 drawers, gray		F	Archives office
296	ARC-4023	1	EA	File metal cabinet, 4 drawers, gray		F	Archives office
297	IPP-4013	1	EA	Portable map case, 12 div. natural finish		F	Archives office
298	MES-4339	1	EA	Wood table, natural finish		F	Archives office
299	IPC-7008	1	EA	metallic map shelves, 5 drawers, light brown		F	Archives office
300	IPC-7009	1	EA	Map metal shelves, 5 drawers, light brown		F	Archives office
301	BES-S/N	1	EA	Built-in metal medicine cabinet, 1 door w/mirror		P	Bathroom
302		1	EA	Drape		F	Bathroom
303	VOE-S/N	1	EA	Wood shelving, 4 div., 2 doors, white		F	Bathroom
304	JEA-4282	1	EA	Electric heater	APIN	F	Bathroom
305	JBT-S/N	1	EA	Gas water heater	SOLEGAS	F	Bathroom
306	JTB-90575	1	EA	Electric water heater, metal base	CMP	F	Bathroom
307		1	EA	Brown rugs, various sizes		F	Storage room
308		1	EA	Empty gas cylinder	INTI GAS	F	Storage room
309	BCC-4030	1	EA	Twin-size wood bed		F	Storage room
310	JEB-S/N	1	EA	Kitchen exhaust fan		F	Storage room
311		1	EA	Twin-size mattress, bone white		F	Storage room
312	DLB-80056	1	EA	Eternit sink w/ stand		F	Storage room
313	DLB-80057	1	EA	Eternit sink w/ stand		F	Storage room
314	JLD-S/N	1	EA	Industrial floor polisher, SE 16795 MOD 8828	CHASQUI	F	Storage room
315		1	EA	Power meter	G. ELECTRIC	F	Storage room
316		1	EA	Electricity control panel, fuse boxes		F	Storage room
317		1	EA	Electricity control panel, fuse boxes	WESTINGHOUSE	F	Storage room
318		1	EA	Electricity control panel, fuse boxes	BULL-DOG	F	Storage room
319	JTB-S/N	1	EA	Electric water heater		P	Storage room
320		1	EA	A complete W.C.	TREBOL	F	Storage room

	Housing			House no. 15

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
321		1	EA	Fireplace screen		F	Living room
322	BAT-4012	1	EA	Varnished wood cabinet, 2 doors		F	Living room	1.80x0.72x0.40
323	VOE-S/N	1	EA	Beige built-in metal shelving, 2 div..,		P	Corridor	1.94x0.35x0.66
324		1	EA	Mustard yellow rug, torn end		F	Bedroom 1	4.10x320
325	BCG-4090	1	EA	Wood dresser, 5 drawers, white w/ mirror		F	Bedroom 1	1.17x0.56x0.87
326	BRA-S/N	1	EA	Built-in 8-door wooden closet, light blue		F	Bedroom 1
327		1	EA	Mustard yellow rug		F	Bedroom 2	2.66x2.66
328	BCC-4142	1	EA	Twin-size bed (white metal), w/ sommier		F	Bedroom 2
329	BRA-S/N	1	EA	2 door built-in wooden closet, green		F	Bedroom 2	1.84x1.35x0.66
330	BVA-4142	1	EA	Night table, single drawer, singledoor, natural finish		F	Bedroom 2	0.44x0.37x0.83
331		1	EA	Green rug		F	Bedroom 3	3.60x3.00
332	BCG-4057	1	EA	Wood dresser, 4 drawers		F	Bedroom 3	0.90x0.55x0.98
333	JLA-4018	1	EA	Floor lamp (Broken)		P	Bedroom 3
334	BRA-S/N	1	EA	Built-in wood 2 door closet, beige		F	Bedroom 3	1.35x0.66x1.84
335	JCB-4032	1	EA	Electric stove, white	G. LECTRIC	P	Kitchen	1 burner
336	VOE-S/N	1	EA	Built-in wood shelves, 3 div. White		F	Kitchen	0.97x0.30x1.05
337	BRE-4022	1	EA	Built-in kitchen cabinet, 3 door, white, yellow Formica counter		F	Kitchen	1.89x0.51x0.92
338	BRE-4021	1	EA	Kitchen cabinet with porcelain double sink, 3 drawers, 4 doors, white, yellow Formica counter		F	Kitchen	2.16x0.60x0.92
339	BRE-4047	1	EA	Wooden cage, 4 div. 1 door, green		P	Back patio
340	DLB-S/N	1	EA	Eternit sink w/stand		F	Back patio
341	DLB-S/N	1	EA	Eternit sink w/ stand		F	Back patio
342		1	EA	Power meter	TINEPAR	F	Back patio

	Housing			House no. 15

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
343		1	EA	Breaker box		F	Back patio
344		1	EA	Breaker box	WESTINGHOUSE	F	Back patio
345		1	EA	Breaker box	BULL-DOG	F	Back patio
346	JTB-S/N	1	EA	White electric water heater, metal stand	CMP	P	Back patio	Not assembled

	Housing			HOUSE No. 17

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
347		1	EA	Fireplace oil metal container		F	Living room
348		2	EA	Fireplace coal shovels		F	Living room
349		1	EA	Fireplace screen		F	Living room
350		1	EA	Fireplace fork		F	Living room
351		1	EA	Red rug		F	Living room	3.75x3.20
352		1	EA	Drape		F	Living room
353	JLA-4021	1	EA	Floor lamp		F	Living room
354	MES-4246	1	EA	Wood table		F	Living room	0.65x0.65x0.46
355	SON-4292	1	EA	Wood arm chair, pastel blue cushion		F	Living room
356	SON-4293	1	EA	Wood arm chair, pastel blue cushion		F	Living room
357	SOF-4010	1	EA	Sofa, 4 pastel blue cushions		F	Living room
358	BCC-4098	1	EA	Wood double bed		F	Bedroom 1 left side
359		1	EA	Twin-size mattress, pink & white		F	Bedroom 1 left side
360	BAT-4191	1	EA	Wood cabinet, 3 drawers, 2 doors. Nat. finish		F	Bedroom 1 left side	1.80x0.50x0.80
361	BCG-4074	1	EA	Wood dresser, 6 drawers, white w/ mirror		F	Bedroom 1 left side	1.03x0.53x1.16
362	BCG-4087	1	EA	Wood dresser, 6 drawers, dark brown		F	Bedroom 1 left side	1.50x0.50x0.82
363		3	EA	Drapes		F	Bedroom 1 left side
364	VOE-S/N	1	EA	Wood shelving, 4 div, beige		F	Bedroom 1 left side	0.92x0.24x1.59
365	MES-4240	1	EA	Wood table, single drawer, white		F	Bedroom 1 left side	0.81x0.56x0.76
366	SIL-S/N	1	EA	Wood chair beige upholstery		F	Bedroom 1 left side
367	SON-4218	1	EA	Wood armchair, black upholstery		F	Bedroom 1 left side
368	BVA-4071	1	EA	Dark wood night table, single drawer, 1 door		F	Bedroom 1 left side	0.53x0.38x0.61
369	BEB-80763	1	EA	Medicine metal cabinet, 1 door, w/mirror.		F	Bathroom	0.51x0.35
370	TAC-S/N	1	EA	Wooden bin		F	Bathroom
371		1	EA	Blue-green rug		F	Bedroom- 2 middle	3.15x2.40
372	BVA-4059	1	EA	Wooden night table, 1 drawer, 2 shelves, white		F	Bedroom- 2 middle	0.51x0.46x0.79
373	BCC-4074	1	EA	Twin-size wood bed		F	Bedroom- 2 middle
374		1	EA	Twin-size mattress / yellow stripes		F	Bedroom- 2 middle
375	BCG-4085	1	EA	White wood dresser, 5 drawers w/ mirror		F	Bedroom- 2 middle	1.17x0.57x0.86
376	BCG-4045	1	EA	White wood dresser, 6 Drawers w/ mirror		F	Bedroom- 2 middle	1.02x0.54x1.08
377		2	EA	Drapes (various sizes),		F	Bedroom- 2 middle
378	ESC-4115	1	EA	Wood desk.4 drawers, natural finish		F	Bedroom- 2 middle	1.60x0.75x0.72
379	MES-4196	1	EA	Wood center table		F	Bedroom- 2 middle	0.71x0.36x0.45
380	MS-4239	1	EA	Half-moon, center table, 2 levels, natural finish		F	Bedroom- 2 middle
381	SIL-4614	1	EA	Wood chair, light melon upholstery		F	Bedroom- 2 middle
382	SON-4216	1	EA	Wood arm chair, black upholstery		F	Bedroom- 2 middle
383		1	EA	Drape		F	Bedroom 3
384		1	EA	Steel gray rug		F	Bedroom 4 (right)	3.20x3.00
385	BCC-4099	1	EA	Twin-size wood bed		F	Bedroom 4 (right)	1 broken leg
386		1	EA	Twin-size mattress, pink & white		F	Bedroom 4 (right)
387	BCG-4065	1	EA	Wood dresser, 4 drawers, dark finish		F	Bedroom 4 (right)	0.61x0.45x0.65
388	BCG-4066	1	EA	Wood dresser, 5 drawers, white w/ mirror		F	Bedroom 4 (right)	1.28x0.55x0.86
389		2	EA	Drapes		F	Bedroom 4 (right)
390	VOB-4292	1	EA	Wood shelving, 3 div, 2 doors dark finish		F	Bedroom 4 (right)	1.65x0.25x
391	JEA-S/N	1	EA	Electric heater, SE 54503 white	DELONGHI	F	Bedroom 4 (right)
392	JEA-S/N	1	EA	Electric heater, SE 54503 white	DELONGHI	F	Bedroom 4 (right)
393	JEA-S/N	1	EA	Electric heater, SE 54503 white	DELONGHI	F	Bedroom 4 (right)
394	JEA-S/N	1	EA	Electric heater, SE 54503 white	DELONGHI	F	Bedroom 4 (right)
395	MES-4236	1	EA	Half moon center table, 2 levels, natural		F	Bedroom 4 (right)

	Housing			HOUSE No.17

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
396	MES-4238	1	EA	Wood table, yellow Formica top		F	Bedroom 4 (right)	075x0.75x0.70
397	SIL-4611	1	EA	Wood chair, light melon upholstery		F	Bedroom 4 (right)
398	SIL-4612	1	EA	Wood chair, light melon upholstery		F	Bedroom 4 (right)
399	SIL-4616	1	EA	Wood chair, light melon upholstery		F	Bedroom 4 (right)
400	TTA-0001	1	EA	Beige telephone, dial disc		F	Bedroom 4 (right)
401	JCB-4014	1	EA	White electric stove	G. ELECTRIC	F	Kitchen	Has 4 burners
402	BRE-4031	1	EA	Built-in wood kitchen cabinets		F	Kitchen	1.34x0.28x0.65
403	BRE-4034	1	EA	Built-in wood kitchen cabinets, 3 drawers, 4 doors, white, yellow Formica counter		F	Kitchen	1.40x0.38x0.96
404	BRE-4035	1	EA	Built-in cabinets, 3 doors, 2 div., white		F	Kitchen	1.77x0.35x0.66
405	BRE-4032	1	EA	Built-in kitchen cabinets, 4 doors, white, yellow Formica counter		F	Kitchen	1.12x0.38x0.90
406	BRE-4033	1	EA	Built-in kitchen cabinets, double sink, 4 doors, yellow formica counter		F	Kitchen	2.10x0.58x0.64
407	SIL-4305	1	EA	White wood table, brown upholstery		F	Kitchen
408	BRE-85368	1	EA	Green wooden cage, 4 div, 1 door		F	Storage
409	JTB-S/N	1	EA	Electric water heater, metal stand		F	Storage
410		1	EA	Electricity control panel / breaker	G. ELECTRIC	F	Storage
411		1	EA	Electricity control panel / breaker	SQUARED	F	Storage
412		1	EA	Electricity control panel Fuse box		F	Storage
413		1	EA	Electricity control panel Fuse box	WESTINGHOUSE	F	Storage

	HOUSING			F DEPARTMENT (SCHOOL)

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
414	VOE-S/N	1	EA	Metal locker, gray, 2 doors		F	Room F-1	0.80x0.56x2.00
415	VOE-S/N	1	EA	Built-in wood shelves, 2 glass doors, white		F	Room F-1	1.04x0.42x1.28
416	JLA-4017	1	EA	Floor lamp		F	Room F-2	Has no socket, cable and plug
417	JLA-4043	1	EA	2-fixture golden brown metallic floor lamp		F	Room F-2	Has no socket, cable and plug
418	BRE-4049	1	EA	Wood cabinet, 4 doors, 1 div., white		F	Room F-2	122x0.40x2.10
419	SOF-S/N	1	EA	Wood brown sofa		P	Room F-3
420		1	EA	Power meter	TINEPAR	F	Storage
421		1	EA	Power control panel	WESTINGHOUSE	F	Storage
422		1	EA	Power control panel		F	Storage

	USER			House No A-1 Mr. E Rivera

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
423		1	EA	Light melon rug		F	Sitting room	3.00x2.50
424	BCE-004002	1	EA	Nile green chaiselong sofa		F	Sitting room
425		4	EA	Green drapes		F	Sitting room
426	ESC-004101	1	EA	Wood desk, 2 drawers, metal legs, varnished		F	Sitting room	1.40x0.80x0.73
427	MES-000682	1	EA	2 level coffee table, dark finish		F	Sitting room	0.91x0.48x0.43
428	SIL-004153	1	EA	Black metal revolving chair		F	Sitting room
429	SON-004138	1	EA	Wood green armchair		F	Sitting room
430		1	EA	Green rug		F	Bedroom	3.00x2.50
431	BCC-004036	1	EA	Wood double bed		F	Bedroom
432		1	EA	Orthopedic mattress for twin-size bed	PARAISO	F	Bedroom
433		1	EA	Pillow		F	Bedroom
434		2	EA	Santa Catalina non-allergenic blankets		F	Bedroom
435		1	EA	Tiger design blanket		F	Bedroom
436		1	ST	Emerald green sheet set (flat and fitted sheets, pillowcase) emerald green		F	Bedroom
437	BCG-4133	1	EA	Wood dresser, 6 dr		F	Bedroom	150x0.45x0.80
438		2	EA	Green drapes		F	Bedroom
439		1	EA	Brown bedspread		F	Bedroom
440	VOE-004139	1	EA	3 level woodshelves		F	Bedroom	0.76x0.20x1.02
441	JEA-S/N	1	EA	Electric heater SE 54503	DELONGHI	F	Bedroom
442	JEA-S/N	1	EA	Electric heater, SE 9368, white	EWT	F	Bedroom
443		1	EA	Wall lamp		F	Bedroom
444	SIL-004157	1	EA	Wood chair, red upholstery		F	Bedroom
445	TTA-00399C	1	EA	Red telephone., dial disc		F	Bedroom
446	BVA-004033	1	EA	Wood night table, I door 1 drawer		F	Bedroom	0.53x0.38x0.60
447	JRC-090228	1	EA	Refrigerator	COLDEX	F	Kitchen
448		1	EA	Printed drapes		F	Kitchen
449	ARM-004199	1	EA	Built-in wood kitchen cabinet w/ double sink, 6 doors,		F	Kitchen	1.96x0.55x0.92
450	SON-004190	1	EA	Woodsofa, upholstered		F	Kitchen
451	BVA-004032	1	EA	Woon night table, 2 lev., I drawer, white		F	Kitchen	0.46x0.51x0.76
452	BEB-004001	1	EA	Built-in mirror		F	Bathroom	0.51x0.36
453	TAC-S/N	1	EA	Wooden bin		F	Bathroom
454		1	EA	Gas water heater SE 14556, with gas cylinder	SOLE GAS	F	Bathroom
455		2	EA	Pastel blue towels		F	Bathroom

	USER			A-2 House

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
456		1	EA	Green rug		F	Sitting room	3.40x2.70
457		2	EA	Beige drapes		F	Sitting room
458	MES-004128	1	EA	Wood table, 3 drawers, 4 div.		F	Sitting room
459	SON-004133	1	EA	Brown wood sofa		F	Sitting room
460	SON-S/N	1	EA	Blue wood sofa		F	Sitting room
461	SON-S/N	1	EA	Blue striped wood sofa		F	Sitting room
462	JLA-004039	1	EA	Floor lamp		F	Kitchen

	USER			A-2 House

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
463	ARM-004200	1	EA	Built-in white wood cabinets, w/ double sink, 6 door,		F	Kitchen	2.37x0.57x0.93
464		1	EA	Gas water heater, no cylinder	SOLE GAS	F	Kitchen
465		1	EA	Red rug		F	Bedroom	2,00x2.95
466	BCC-004048	1	EA	Wood double bed		F	Bedroom
467		1	EA	Twin-size mattress	KONFORT	F	Bedroom
468		1	EA	Pillow		P	Bedroom
469	BCG-004130	1	EA	Wood dresser, 6 dr		F	Bedroom	1.50x0.45x0.80
470		2	EA	Drapes		F	Bedroom
471	BEB-004002	1	EA	Mirror, wooden frame		F	Bedroom	0.79x0.60
472	JEA-S/N	1	EA	Electric heater SE 54503 wood table	DELONGHI	F	Bedroom
473	MES-004158	1	EA	Wood armchair, dark green upholstery		F	Bedroom	0.91x0.46x0.60
474	SON-004139	1	EA	Beige telephone, dial disc		F	Bedroom
475	TTA-004142	1	EA	Wood night table, 1 door		F	Bedroom
476	BVA-004178	1	EA	Wood night table		F	Bedroom	0.56x0.35x0.60
477	BVA-004136	1	EA	Wood night table		F	Bedroom	0.56x0.35x0.60
478		1	EA	Light blue shower curtain		F	Bathroom
479	BEB-004003	1	EA	Beveled mirror		F	Bathroom	0.40x0.50
480	BEB-S/N	1	EA	Built-in metal cabinet, no mirror		F	Bathroom
481	TAC-S/N	1	EA	Wooden bin		F	Bathroom

	USER			HOUSE No 3

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
482	SON-4140	1	EA	Wood armchair, 2 Pastel blue cushions		F	Sitting room
483	SON-4141	1	EA	Wood armchair 2 pastel blue cushions		F	Sitting room
484	SOF-4002	1	EA	Wood sofa, 6 pastel blue cushions		F	Sitting room
485		1	EA	Red rug with end torn		F	Sitting room	2.75x2.30
486	BCG-4015	1	EA	Wood dresser, 5 drawers, 2 doors		F	Sitting room	1.68x0.50x0.87
487		4	EA	Drapes		F	Sitting room
488	MES-4159	1	EA	Center table, black		F	Sitting room	0.65x0.65x0.45
489	MES-4160	1	EA	Round wood table, 2 levels, white and brown, bronzed borders		F	Sitting room
490	ESC-4102	1	EA	Wood desk, 2 drawers, metal legs		F	Study Room	140x0.80x0.75
491	SIL-4154	1	EA	Black metal swivel chair		F	Study Room
492	SON-4199	1	EA	Wood armchair, light beigebeige		F	Study Room
493	BCC-S/N	1	EA	Double bed		F	Bedroom
494		1	EA	Twin-size mattress	KOMFORT	F	Bedroom
495		1	EA	Pillow		F	Bedroom
496	BCG-4016	1	EA	Wood dresser, 6 drawers, white		F	Bedroom	0.88x0.42x1.14
497		1	EA	Drapes, beige		F	Bedroom
498	JEA-S/N	1	EA	Electric heater SE 54503, white	DELONGHI	F	Bedroom
499	JLA-4007	1	EA	Metal floor lamp, 2 sockets, golden brown		F	Bedroom
500	SIL-4155	1	EA	Wood table (white) red upholstery		F	Bedroom
501	TTA-4080	1	EA	Beige telephone, Dial disc		F	Bedroom
502	BVA-4034	1	EA	Wood night table, I door, dark finish		F	Bedroom	0.53x0.38x0.60
503	BEB-S/N	1	EA	Built-inmedicine meta; cabinet, no mirror		F	Bathroom
504		1	EA	Pale blue shower curtain		F	Bathroom
505	TAC-S/N	1	EA	Wooden bin		F	Bathroom
506		1	EA	Power meter	TINEPAR	F	Patio
507		1	EA	Electricity Control panel (breaker)		F	Patio
508		1	EA	Electricity control panel, fuse boxes		F	Patio
509	JTB-4075	1	EA	Electric water heater, metal base “Hechizo”)	CMP	F	Patio

	Housing			Entertainment-Bowling

ITEM	SICAF	QTY	UNIT	DESCRIPTION	BRAND	COND	AREA	OBS
510	JCB-4002	1	EA	Electric stove (frame only)	G. ELECTRIC	F	Bowling	NOT ASSEMBLED
511	DLB-80046	1	EA	Eternit sink w/ stand		F	Bowling
512	DLB-80047	1	EA	Eternit sink w/ stand		F	Bowling
513	BEB-S/N	1	EA	Built-in mirror with wooden frame		F	Ladies’ room	0.90x0.40

CPS/MR/PE

270416K5.20